Summary Prospectus, Prospectus and
Statement of Additional Information Supplement

December 5, 2025

Morgan Stanley ETF Trust

Supplement dated December 5, 2025 to the Morgan Stanley ETF Trust Summary Prospectus, Prospectus and Statement of Additional Information dated January 28, 2025, each as supplemented

Eaton Vance Intermediate Municipal Income ETF (the "Fund")

The Fund's "Adviser," Morgan Stanley Investment Management Inc., has agreed to extend the duration of the current fee waiver in place for the Fund from February 1, 2026 to February 1, 2027 or until such time as the Board of Trustees of Morgan Stanley ETF Trust acts to discontinue all or a portion of such waiver when it deems such action is appropriate. Pursuant to the fee waiver, the Adviser has agreed to waive a portion of its management fee so that the Fund's total annual fund operating expenses, excluding the distribution fees, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, litigation expenses, and other extraordinary expenses, including the costs of proxies, not incurred in the ordinary course of the Fund's business, will not exceed 0.10%. It is expected that the duration of the fee waiver will not be extended.

Please retain this supplement for future reference.

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